UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DXLG	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Destination XL Group, Inc. (the “Company”) has a credit agreement, dated May 24, 2018 and as most recently amended September 5, 2019, with Bank of America, N.A., as agent (the “Credit Agreement”).  The Credit Agreement provides for a secured $140.0 million credit facility, maturing May 24, 2023, and provides maximum committed borrowings of $125.0 million in revolver loans (the “Revolving Facility”). The material terms of the Credit Agreement are described in the (i) the “Liquidity and Capital Resources” section of the Company’s Form 10-K for the fiscal year ended February 1, 2020 filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2020 and (ii) the Company’s Form 8-Ks filed with the SEC on May 30, 2018, June 6, 2019 and September 6, 2019.

At February 1, 2020, the Company had outstanding borrowings under the Revolving Facility of $39.6 million. Unused excess availability at February 1, 2020 was $48.5 million.

On March 20, 2020, the Company borrowed an additional $30.0 million under the Revolving Facility. The borrowings under the Revolving Facility are being held as cash on the Company's balance sheet.

This borrowing under the Revolving Facility is a proactive measure in order to increase the Company’s cash position and preserve financial flexibility in light of current uncertainty in the global markets resulting from the coronavirus (COVID-19) outbreak. In accordance with the terms of the Credit Agreement, the proceeds from the borrowings may be used for working capital, capital expenditures or general corporate purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	March 23, 2020	By:	/s/ Robert S. Molloy
Robert S. Molloy
Chief Administrative Officer, General Counsel and Secretary

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